                                                                   EXHIBIT 10.11


             FIRST AMENDMENT TO APPENDIX A OF THE LICENSE AGREEMENTS
                   BETWEEN THE NEW YORK BLOOD CENTER, INC. AND
        MELVILLE BIOLOGICS, INC. (NOW V.I. TECHNOLOGIES, INC., OR VITEX)

     This First Appendix A Amendment, effective January 1, 1999, is made and entered into by and between The New York Blood Center, Inc. ("NYBC"), a New York not-for-profit corporation, having an office at 310 East 67th Street, New York, NY 10021 and V.I. Technologies, Inc. (formerly known as Melville Biologics, Inc.), a Delaware corporation, having an office at 155 Duryea Road, Melville, NY 11747 ("LICENSEE").

     WHEREAS, NYBC and LICENSEE are parties to the following License Agreements:

     a. Non-Exclusive License Agreement (#1) For Solvent Detergent Treated Blood Derived Therapeutic Products ("Agreement #1").

     b. Non-Exclusive License Agreement (#2) For UV Treated Blood Derived Therapeutic Products ("Agreement #2").

     c. Exclusive License Agreement (#3) For Virally Inactivated Transfusion Plasma Products ("Agreement #3").

     d. Exclusive License Agreement (#4) For Virally Inactivated Fibrin Sealant/Thrombin Products ("Agreement #4").

     e. Exclusive License Agreement (#5) For Virally Inactivated Cellular Products ("Agreement #5").

     WHEREAS, the parties wish to revise and update Appendix A of each of Agreements #1 through #5 with respect to the listing of PATENT RIGHTS therein;

     NOW, THEREFORE, in consideration of the mutual covenants contained in Agreements #1 through #5 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. The listing of PATENT RIGHTS in Appendix A of Agreement #1 is hereby deleted and replaced with the listing entitled Appendix A annexed hereto as
Exhibit 1.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission Pursuant to a request for confidential treatment.]



     2. The listing of PATENT RIGHTS in Appendix A of Agreement #2 is hereby deleted and replaced with the listing entitled Appendix A annexed hereto as
Exhibit 2.

     3. The listing of S/D PATENT RIGHTS, UV PATENT RIGHTS and UNIVERSAL PATENT RIGHTS in Appendix Al, A2, and A3 of Agreement #3 is hereby deleted and replaced with the listings entitled Appendix Al, A2, and A3 annexed hereto as
Exhibit 3.

     4. The listing of S/D PATENT RIGHTS, UV PATENT RIGHTS and PRODUCT PATENT RIGHTS in Appendix Al, A2, and A3 of Agreement #4 is hereby deleted and replaced with the listings entitled Appendix Al, A2, and A3 annexed hereto as Exhibit 4

     5. The listing of PATENT RIGHTS in Appendix A of Agreement #5 is hereby deleted and replaced with the listing entitled Appendix A annexed hereto as
Exhibit 5.

     6. The description of KNOW-HOW in Appendix A of each of Agreements #1 through #3 and #5 is unchanged.

     7. The description of KNOW-HOW in Appendix A of Agreement #4 is revised to eliminate the reference to ****.

     IN WITNESS WHEREOF, the parties hereto have entered into and executed this First Appendix A Amendment on the date first above written.

NEW YORK BLOOD CENTER, INC.        V.I. TECHNOLOGIES, INC.

By:                                By:   /s/ John R. Barr
   --------------------               -----------------------

Name:                              Name:  John R. Barr
   --------------------                 ---------------------

Title:                             Title:  President and CEO
   --------------------                  --------------------

["****" indicates material omitted and filed separately with the Securities and Exchange Commission Pursuant to a request for confidential treatment.]


                          Appendix A - Agreement No. 1
                                 Patent Rights

**** [Six pages omitted] ****

["****" indicates material omitted and filed separately with the Securities and Exchange Commission Pursuant to a request for confidential treatment.]



               AGREEMENT NO. 2 UV TREATED BLOOD DERIVED PRODUCTS
               -------------------------------------------------
                              APPENDIX A - PATENTS
                              --------------------

**** [Seven pages omitted] ****

["****" indicates material omitted and filed separately with the Securities and Exchange Commission Pursuant to a request for confidential treatment.]


APPENDIX A:  PATENT RIGHTS

                        APPENDIX A - 1 - Agreement No. 3

                                 PATENT RIGHTS

**** [Four pages omitted] ****

["****" indicates material omitted and filed separately with the Securities and Exchange Commission Pursuant to a request for confidential treatment.]


                AGREEMENT NO. 3 VIRALLY INACTIVATED TRANSFUSION
                -----------------------------------------------
                                PLASMA PRODUCTS
                                ---------------
                             APPENDIX A2 - PATENTS
                             ---------------------

**** [Five pages omitted] ****

["****" indicates material omitted and filed separately with the Securities and Exchange Commission Pursuant to a request for confidential treatment.]


            AGREEMENT NO. 3       VIRALLY INACTIVATED TRANSFUSION
            ------------  -----------------------------------------
                                PLASMA PRODUCTS
                                ---------------
                            APPENDIX A3   -  PATENTS
                            ------------------------

**** [Two pages omitted] ****

["****" indicates material omitted and filed separately with the Securities and Exchange Commission Pursuant to a request for confidential treatment.]


                                  APPENDIX A-1

                                 PATENT RIGHTS

**** [Six pages omitted] ****

["****" indicates material omitted and filed separately with the Securities and Exchange Commission Pursuant to a request for confidential treatment.]


           AGREEMENT NO. 4       VIRALLY INACTIVATED FIBRIN SEALANT/
           ---------------------------------------------------------
                               THROMBIN PRODUCTS
                               -----------------
                            APPENDIX A-2   - PATENTS
                            ------------------------

**** [Seven pages omitted] ****

["****" indicates material omitted and filed separately with the Securities and Exchange Commission Pursuant to a request for confidential treatment.]


               AGREEMENT NO. 4 VIRALLY INACTIVATED FIBRIN SEALANT/
               ---------------------------------------------------
                                THROMBIN PRODUCTS
                                -----------------
                             APPENDIX A-3 - PATENTS
                            ------------------------

**** [Four pages omitted] ****

["****" indicates material omitted and filed separately with the Securities and Exchange Commission Pursuant to a request for confidential treatment.]


          AGREEMENT NO. 5       VIRALLY INACTIVATED CELLULAR PRODUCTS
          -----------------------------------------------------------
                              APPENDIX A - PATENTS
                              --------------------

**** [Fourteen pages omitted] ****